Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints K. Bruce Lauritsen and R.J. Klosterman, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may all fully do or cause to be done by virtue hereof.


DATE                                               SIGNATURE/TITLE


Date:  March 11, 2003                            /s/ L. Bruce Boylen
       --------------                  -----------------------------------------
                                                   L. Bruce Boylen
                                       CHAIRMAN, BOARD OF DIRECTORS AND DIRECTOR


Date:  March 11, 2003                          /s/ K. Bruce Lauritsen
       --------------                  -----------------------------------------
                                                 K. Bruce Lauritsen
                                         DIRECTOR, PRINCIPAL EXECUTIVE OFFICER
                                                   AND PRESIDENT


Date:  March 11, 2003                         /s/ Edward J. Monaghan
       --------------                  -----------------------------------------
                                                Edward J. Monaghan
                                                     DIRECTOR


Date:  March 11, 2003                        /s/ James R. Richardson
       --------------                  -----------------------------------------
                                               James R. Richardson
                                                     DIRECTOR


Date:  March 11, 2003                           /s/ R.J. Klosterman
       --------------                  -----------------------------------------
                                                 R.J. Klosterman
                                              CHIEF FINANCIAL OFFICER
                                          AND PRINCIPAL FINANCIAL OFFICER
                                          AND PRINCIPAL ACCOUNTING OFFICER


Date:  March 11, 2003                          /s/ Jeffrey T. Bertsch
       --------------                  -----------------------------------------
                                                 Jeffrey T. Bertsch
                                                     DIRECTOR


Date:  March 11, 2003                          /s/ Patrick M. Crahan
       --------------                  -----------------------------------------
                                                Patrick M. Crahan
                                                    DIRECTOR


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Date:  March 11, 2003                           /s/ Thomas E. Holloran
       --------------                  -----------------------------------------
                                                  Thomas E. Holloran
                                                       DIRECTOR


Date:  March 11, 2003                            /s/ Marvin M. Stern
       --------------                  -----------------------------------------
                                                   Marvin M. Stern
                                                      DIRECTOR


Date:  March 11, 2003                             /s/ Lynn J. Davis
       --------------                  -----------------------------------------
                                                    Lynn J. Davis
                                                       DIRECTOR


Date:  March 11, 2003                            /s/ Eric S. Rangen
       --------------                  -----------------------------------------
                                                   Eric S. Rangen
                                                      DIRECTOR


Date:  March 11, 2003                          /s/ Robert E. Deignan
       --------------                  -----------------------------------------
                                                 Robert E. Deignan
                                                     DIRECTOR






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